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Exhibit 4.1

FORM OF STOCK CERTIFICATE

NUMBER	COMMON STOCK
CS	SHARES
THIS CERTIFICATE IS TRANSFERABLE IN , OR ,	SEE REVERSE FOR CERTAIN DESIGNATIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES PRIVILEGES AND RESTRICTIONS OF SHARES

Spy Optic, Inc.

CUSIP

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

Spy Optic, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

COUNTERSIGNED AND REGISTERED:
[                             ]
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Multi-Fineline Electronix, Inc.
Corporate Seal

SECRETARY	CHAIRMAN OF THE BOARD

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	-	as tenants by the entireties		(CUST)	(Minor)
JT TEN	-	as joint tenants with right of		under the Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common			(State)
			UNIF TRF MIN ACT-		Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                               Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1